QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
EPIQ SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF ANNUAL MEETING

on

JUNE 2, 2004

and

PROXY STATEMENT

501 Kansas Avenue
Kansas City, Kansas 66105

April     , 2004

Dear Shareholder:

The Annual Meeting of Shareholders of EPIQ Systems, Inc. will be held at 10:00 a.m., local time, on Wednesday, June 2, 2004, at the Fairmont Hotel, 401 Ward Parkway, Kansas City, Missouri 64112. The enclosed notice of the meeting and proxy statement contain detailed information about the business to be transacted at the meeting.

On behalf of the Board of Directors and Management of the Company, I cordially invite you to attend the Annual Meeting of Shareholders.

The prompt return of your Proxy in the enclosed business reply envelope or voting by telephone or via the Internet (as described on the Proxy card) will help ensure that as many shares as possible are represented at the Annual Meeting.

I personally look forward to seeing you at the Annual Meeting.

Sincerely,

EPIQ SYSTEMS, INC.

Tom W. Olofson
Chairman and
Chief Executive Officer

EPIQ SYSTEMS, INC.
501 Kansas Avenue
Kansas City, Kansas 66105

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on June 2, 2004

TO THE SHAREHOLDERS OF EPIQ SYSTEMS, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of EPIQ Systems, Inc. (the "Company") will be held at the Fairmont Hotel, 401 Ward Parkway, Kansas City, Missouri 64112 at 10:00 a.m., local time, on Wednesday, June 2, 2004, for the following purposes:

  1.
  To elect five Directors to the Board of Directors of the Company, each for a term of one year and until their successors are elected and qualified;

  2.
  To consider a proposal to approve the 2004 Equity Incentive Plan adopted by the Company's Board of Directors to replace the 1995 Stock Option Plan prior to its scheduled expiration;

  3.
  To consider a proposal to amend the Company's Articles of Incorporation as permitted by The General and Business Law of Missouri to limit the personal liability of directors in certain circumstances, in order to enable the Company to attract and retain qualified independent directors; and

  4.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only shareholders of record at the close of business on April 7, 2004, are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. On April 7, 2004, the record date for the Annual Meeting, there were            shares of common stock outstanding. Each outstanding share is entitled to one vote.

        The Board of Directors of the Company encourages you to sign, date and promptly mail the Proxy in the enclosed postage prepaid envelope or to vote by telephone or via the Internet (as described on the Proxy card), regardless of whether or not you intend to be present at the Annual Meeting. You are urged, however, to attend the Annual Meeting.

                      By Order of the Board of Directors

                      Elizabeth M. Braham, Secretary

Kansas City, Kansas
April     , 2004

EPIQ SYSTEMS, INC.

501 Kansas Avenue
Kansas City, Kansas 66105

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To be held Wednesday, June 2, 2004

SOLICITATION AND REVOCABILITY OF PROXIES

        This Proxy Statement and the enclosed Proxy card are furnished to the shareholders of EPIQ Systems, Inc., a Missouri corporation, in connection with the solicitation of proxies by the Company for use at the Company's Annual Meeting of Shareholders, and any adjournments or postponement thereof, to be held at the Fairmont Hotel, 401 Ward Parkway, Kansas City, Missouri at 10:00 a.m., local time, on Wednesday, June 2, 2004. The mailing of this Proxy Statement, the Proxy, the Notice of Annual Meeting and the accompanying 2003 Annual Report to Shareholders is expected to commence on April 21, 2004. All costs of solicitation will be borne by the Company.

        You are requested to vote your shares by following the instructions on the Proxy for voting by telephone or via the Internet or by completing, signing and returning the Proxy promptly in the enclosed postage prepaid envelope. Your Proxy may be revoked by written notice of revocation delivered to the Secretary of the Company, by executing and delivering a later dated Proxy or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not constitute a revocation of your Proxy unless you vote in person at the Annual Meeting or deliver an executed and later dated Proxy. Proxies duly executed and received in time for the Annual Meeting will be voted in accordance with the shareholders' instructions. If no instructions are given, Proxies will be voted as follows:

  a.
  to elect Tom W. Olofson, Christopher E. Olofson, W. Bryan Satterlee, Edward M. Connolly, Jr. and James A. Byrnes as directors to serve for one-year terms until the 2005 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified; and

  b.
  to approve the 2004 Equity Incentive Plan adopted by the Company's Board of Directors to replace the 1995 Stock Option Plan prior to its scheduled expiration;

  c.
  to approve an amendment to the Company's Articles of Incorporation as permitted by The General and Business Law of Missouri to limit the personal liability of directors in certain circumstances, in order to enable the Company to attract and retain qualified independent directors; and

  d.
  in the discretion of the proxy holder as to any other matter coming before the Annual Meeting.

OUTSTANDING VOTING SECURITIES OF THE COMPANY

        Only the holders of record of shares of common stock as of the close of business on April 7, 2004, are entitled to vote on the matters to be presented at the Annual Meeting, either in person or by proxy. At the close of business on April 7, 2004, there were outstanding and entitled to vote a total of                        shares of common stock, constituting all of the outstanding voting securities of the Company.

        The presence at the Annual Meeting, in person or by proxy, of the holders of at least a majority of the shares of common stock as of the record date is necessary to constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum at the Annual Meeting. Each share of common stock is entitled to one vote for each director to be elected and upon all other matters to be brought to a vote of the shareholders at the Annual Meeting. The affirmative vote of a plurality of the shares of common stock present or represented at the Annual Meeting is required to elect the directors. The affirmative vote of a majority of the shares of common stock present or represented at the Annual Meeting is required to approve the adoption of the 2004 Equity Incentive Plan. The affirmative vote of a majority of the outstanding shares of common stock as of the record date is required to approve the amendment to the Company's Articles of Incorporation. Broker non-votes are not deemed to be represented at the Annual Meeting for purposes of the vote on the proposal to approve the 2004 Equity Incentive Plan. Broker non-votes have the effect of a negative vote on the proposal to amend the Company's Articles of Incorporation. Abstentions have the effect of a negative vote on the proposal to approve the 2004 Equity Incentive Plan and on the proposal to amend the Company's Articles of Incorporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of shares of common stock for (i) each director and nominee for election as a director of the Company, (ii) each officer named in the Summary Compensation Table, (iii) all directors and executive officers as a group, and (iv) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares. Beneficial ownership for directors and officers is shown as of March 19, 2004, and beneficial ownership for other 5% or greater shareholders is shown as of December 31, 2003. Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Shares Outstanding(2)
Named Officers and Directors(3)
Tom W. Olofson(4)	2,900,000	15.9%
Christopher E. Olofson	990,000	5.3%
W. Bryan Satterlee	42,622	*
Edward M. Connolly, Jr.	14,625	*
James A. Byrnes	2,000	*
Elizabeth M. Braham	10,000	*
Ron L. Jacobs	403,182	2.3%
Kathleen S. Gerber	109,423	*
All directors and executive officers as a group (9 persons)	4,471,852	23.5%
5% Shareholders(5)
Wasatch Advisors, Inc. 150 Social Hall Avenue Salt Lake City, UT 84111	1,899,506	10.7%
Waddell & Reed Investment Management Company 6300 Lamar Avenue Overland Park, KS 66202	1,524,121	8.5%
St. Denis J. Villere & Co., LLC(6) 210 Baronne Street, Suite 808 New Orleans, LA 70112-1727	1,131,750	6.3%

*
Less than one percent

(1)
Includes shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days after the record date.

(2)
Computed for each officer and director as of March 19, 2004, on the basis of shares of common stock outstanding plus the options currently exercisable or exercisable in the next 60 days, and computed for the other 5% shareholders on the basis of the shares outstanding on the record date.

(3)
The address of all of the named individuals is c/o EPIQ Systems, Inc., 501 Kansas Avenue, Kansas City, Kansas 66105.

(4)
Includes 50,000 shares owned by Mr. Olofson's spouse, Jeanne H. Olofson, as to which Mr. Olofson disclaims beneficial ownership, 105,000 shares owned by the Tom W. and Jeanne H. Olofson Foundation, as to which shares Mr. Olofson shares beneficial ownership. Excludes 84,000 shares owned by Scott W. Olofson, Mr. Olofson's son, as to which shares Mr. Olofson disclaims beneficial ownership.

(5)
Excludes 5% shareholders listed above as executive officers or directors. Beneficial ownership of common stock is based solely on Schedule 13G filings with the Securities and Exchange Commission.

(6)
Has shared voting and dispositive power for a portion of the shares beneficially owned.

Section 16(a) Beneficial Ownership Reporting Compliance

        The Company is required to identify any director, officer or 10% or greater beneficial owner of common stock who failed to file timely a report with the Securities and Exchange Commission required under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") relating to ownership and changes in ownership of the Company's common stock. The required reports consist of initial statements on Form 3, statements of changes on Form 4 and annual statements on Form 5. Based solely upon a review of reports filed under Section 16(a) of the Exchange Act and certain written representations of directors and officers of the Company, the Company is not aware of any director, officer or 10% or greater beneficial owner of common stock who failed to file on a timely basis any report required by Section 16(a) of the Exchange Act for calendar year 2003.

ELECTION OF DIRECTORS

        At the Annual Meeting, the shareholders will elect five directors to hold office for one-year terms until the Company's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified. It is intended that the names of the nominees listed below will be placed in nomination at the Annual Meeting to serve as directors and that the persons named in the Proxy will vote for their election. All nominees listed below are currently members of the Board of Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If any nominee becomes unavailable to serve as a director for any reason, the shares represented by the Proxies will be voted for the person, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unavailable to serve.

        The nominees for directors of the Company, as well as certain information about them, are as follows:

Name	Age	Position
Tom W. Olofson	62	Chairman, Chief Executive Officer and Director
Christopher E. Olofson	34	President, Chief Operating Officer and Director
W. Bryan Satterlee	69	Director
Edward M. Connolly, Jr.	61	Director
James A. Byrnes	57	Director

        Tom W. Olofson led a private investor group that acquired the Company in July 1988, and has served as Chief Executive Officer and Chairman of the Board since that time. During his business career, Mr. Olofson has held various management positions with Xerox Corporation and was a Senior Vice President and member of the Office of the President of Marion Laboratories, Inc. Mr. Olofson has also served as a director of and advisor to various private companies in which he has been an investor. He earned a BBA from the University of Pittsburgh, and is currently a member of the Board of Visitors of the Katz Graduate School of Business at the University of Pittsburgh. He is the father of Christopher E. Olofson.

        Christopher E. Olofson joined the Company as a Vice President in June 1993, and was a part-time employee of the Company from 1988 to 1993. In January 1994, he was named Senior Vice President—Operations, and became Executive Vice President and a member of the Board of Directors effective January 1, 1995. Effective July 1, 1996, Mr. Olofson also assumed the duties of Chief Operating Officer, and effective October 1, 1998, Mr. Olofson was named President of the Company. He earned an AB degree from Princeton University, summa cum laude. He is the son of Tom W. Olofson.

        W. Bryan Satterlee was elected to the Company's Board of Directors in February 1997. Mr. Satterlee has been a partner since 1989 in NorthEast Ventures, a consulting firm that specializes in business development services and financial evaluations of technology-based venture companies. Mr. Satterlee's background includes ten years of management experience with IBM, as well as having been a founder of a computer leasing/software business, a telecommunications company and a venture investment services business. He earned a BS degree from Lafayette College.

        Edward M. Connolly, Jr. was elected to the Company's Board of Directors in January 2001. Mr. Connolly is a retired executive from Aventis Pharmaceuticals, where he served as President of the Aventis Pharmaceuticals Foundation and Vice President of Community Affairs. Prior to that, he held various executive human resources positions at Hoechst Marion Roussel, Marion Merrell Dow, and Marion Laboratories, predecessor companies to Aventis. He holds a BA degree in psychology from Bellarmine University.

        James A. Byrnes was elected to the Company's Board of Directors in January 2003. He served as Vice President of International Marketing for Hoechst Marion Roussel, Inc. until his retirement in 1996. Prior to that, he was Vice President of Global Commercial Development for Marion Merrell Dow. Prior to these positions, he held several executive sales and marketing positions at Marion Merrell Dow and Marion Laboratories, predecessor companies to Hoechst Marion Roussel. Mr. Byrnes holds a BS degree in general science from Gannon University and an MBA degree from Rockhurst College.

The Board of Directors recommends a vote FOR
the election of the nominees for director named above.

OTHER BOARD INFORMATION

Board and Committee Meetings

        During 2003, the Board of Directors met eight times. Each director attended all the meetings of the Board of Directors. The Company expects all directors to attend each Annual Meeting of Shareholders, and all directors attended the 2003 Annual Meeting of Shareholders. The Board of Directors has established an Audit Committee, a Nominating Committee and a Compensation Committee. In 2003, each director attended all the meetings of the Board committees on which he served. The Board of Directors has determined that all members of the Audit, Nominating and Compensation Committees are "independent directors" as defined in Nasdaq Rule 4200(a)(14), and all directors who served on those committees in 2003 were independent throughout 2003.

Director Compensation

        In 2003, the Company paid its non-employee directors a fee of $7,500 per quarter. The Company also reimburses non-employee directors for out-of-pocket expenses incurred in attending Board and committee meetings. The Company grants to each of its non-employee directors 7,500 options upon joining the Board and 5,000 options annually for service as a director. In accordance with this policy, James A. Byrnes received an option to acquire 7,500 shares upon joining the Board in January 2003, and W. Bryan Satterlee and Edward M. Connolly, Jr. each received an option to acquire 5,000 shares of common stock. All director options are exercisable for 10 years from the date of grant, vest 20% per year over five years, and were granted at an option exercise price equal to fair market value of the common stock on the date of grant.

Audit Committee

        The Audit Committee consists of W. Bryan Satterlee, Chairman, Edward M. Connolly and James A. Byrnes. The Board of Directors has determined that Mr. Satterlee qualifies as an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission. The function of the Audit Committee is set forth below under "Report of the Audit Committee of the Board of Directors." The Audit Committee met six times in 2003.

Audit and Other Service Fees

        Deloitte & Touche LLP has audited the financial statements of the Company for 2002 and 2003, and the Audit Committee has reappointed Deloitte & Touche LLP as independent auditors for the year ending December 31, 2004. A representative of Deloitte & Touche LLP will be present at the Annual Meeting with the opportunity to make a statement if he desires and will be available to respond to questions.

        The following table sets forth the aggregate fees billed to the Company for fiscal years ended December 31, 2003, and 2002 by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche"):

	2003	2002
Audit fees(1)	$97,040	$144,400
Audit-related fees(2)	155,843	82,772

Total audit and audit-related fees	252,883	227,172
Tax fees(3)	81,983	69,975
All other fees(4)	7,090	0

Total	$341,956	$297,147

(1)
Includes services rendered for the audit of the Company's annual financial statements, work on SEC registration statements, filings and consents, and review of financial statements included in quarterly reports on Form 10-Q.

(2)
Includes acquisition-related services and employee benefit plan audits.

(3)
Includes tax return preparation and other tax consulting.

(4)
Consists of services other than the services described above under "Audit Fees," "Audit Related Fees" and "Tax Fees," primarily related to consultation regarding benefit plan amendments.

        The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal auditor's independence. Additionally, the Audit Committee approved of all non-audit services performed by Deloitte & Touche in 2003 in accordance with the Pre-Approval Policy of the Audit Committee described below.

        In 2003, the Audit Committee adopted a policy (the "Pre-Approval Policy") under which audit and non-audit services to be rendered by the Company's independent public accountants are pre-approved by the Audit Committee. Pursuant to the Pre-Approval Policy, the Audit Committee pre-approves audit and non-audit services to be provided by the independent auditors, at specified dollar levels, which dollars levels are reviewed by the Committee periodically, and no less often than annually. Additionally, the Audit Committee may provide explicit prior approval of specific engagements not within the scope of a previous pre-approval resolution. The services performed by the Company's independent auditor in 2003 were all within the pre-approval limits adopted by the Audit Committee. The Pre-Approval Policy also specifies certain services (consistent with the SEC rules and regulations) that may not be provided by the Company's independent auditors in any circumstance. The Pre-Approval Policy also includes an exception from the pre-approval requirement for certain de minimus non-audit engagements that are not otherwise prohibited by the Policy. Engagements in reliance upon that de minimus exception must be promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated representatives. No services were provided by Deloitte & Touche in 2003 in reliance upon this de minimus exception.

Audit Committee Report

        The Audit Committee of the Board of Directors is responsible for overseeing management's financial reporting practices and internal controls. The Audit Committee acts under a written charter that was first adopted by the Board of Directors on June 7, 2000. The Charter was reviewed by the Committee in 2003 and substantially revised in order to conform to numerous regulatory initiatives of the SEC. A copy of the Audit Committee's charter, as amended in 2003, is attached as Exhibit C to this Proxy Statement.

        In connection with the consolidated financial statements for the fiscal year ended December 31, 2003, the Audit Committee has:

  •
  reviewed and discussed the audited financial statements with management and with representatives of Deloitte & Touche LLP, independent auditors;

  •
  discussed with the independent auditors the matters required to be discussed by Statement On Auditing Standards No. 61 (Communications with Audit Committees); and

  •
  received from the independent auditors the written disclosures regarding Deloitte & Touche LLP's independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed the independence of Deloitte & Touche LLP with representatives of the independent auditors.

        Based on these actions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                      W. Bryan Satterlee, Chairman
                      Edward M. Connolly, Jr.
                      James A. Byrnes

                      Audit Committee of the Board of Directors

Nominating Committee

        The Nominating Committee consists of Edward M. Connolly, Chairman, W. Bryan Satterlee and James A. Byrnes. Each member of the Nominating Committee is independent as discussed above. The Nominating Committee was established by the Board of Directors in March 2004, and adopted a Nominating Committee Charter at that time. The Nominating Committee Charter can be found on the Company's corporate website. Its functions include assisting the Board in determining the desired qualifications of directors, identifying potential individuals meeting those qualification criteria, proposing to the Board a slate of nominees for election by the shareholders and reviewing candidates nominated by shareholders.

        The Nominating Committee will meet at least once annually to discuss, among other things, identification and evaluation of potential candidates for nomination as a director. Potential candidates will be evaluated according to the qualification criteria as set forth in the Nominating Committee Charter, which include:

  •
  High personal and professional ethics, integrity, practical wisdom and mature judgment;

  •
  Board training and experience in business, government, education or technology;

  •
  Expertise that is useful to the Company and complementary to the background and experience of other Board members;

  •
  Willingness to devote the required amount of time to carrying out the duties and responsibilities of Board membership;

  •
  Commitment to serve on the Board over a period of several years to develop knowledge about the Company and its operations;

  •
  Willingness to represent the best interests of all shareholders and objectively appraise management's performance; and

  •
  Board diversity, and other relevant factors as the Board may determine.

        The five nominees for election at the 2004 Annual Meeting of Shareholders were nominated by the Board at the recommendation of the Nominating Committee. All nominees are already serving as directors of the Company.

        The Nominating Committee will consider nominees recommended by shareholders for the 2005 Annual Meeting of Shareholders, provided that the names of such nominees are submitted in writing, no later than January 15, 2005, to the Corporate Secretary, EPIQ Systems, Inc., 501 Kansas Avenue, Kansas City, Kansas 66105-1309. Each such submission must include a statement of the qualifications of the nominee, a consent signed by the nominee evidencing a willingness to serve as a director, if elected, and a commitment by the nominee to meet personally with the Nominating Committee.

        Other than the submission requirements set forth above, there are no differences in the manner in which the Nominating Committee evaluates a nominee for director recommended by a shareholder.

Compensation Committee

        The Compensation Committee consists of Edward M. Connolly, Chairman, W. Bryan Satterlee and James A. Byrnes. Each member of the Compensation Committee is independent as discussed above. The Compensation Committee met five times in 2003. The Compensation Committee is responsible for establishing compensation, including the adjustment of base salary, bonus and other incentive compensation programs for the Company's Chairman of the Board/Chief Executive Officer ("CEO") and President/Chief Operating Officer ("President") and will authorize all awards to those individuals under those programs. The CEO is authorized to set the compensation and bonuses of the other executive officers and officers of the Company. The CEO will report to and confer with the Compensation Committee regarding the salary and bonus levels for those other officers. The Compensation Committee is responsible for the approval of all compensation, bonus and incentive compensation programs for any employee of the Company who is a member of the immediate family (as defined in SEC Rule 16a-1(e)) of either the CEO or the President. In accordance with this policy, the Compensation Committee also reviews and approves the salary, bonus and option grants for Scott W. Olofson, who is an employee of the Company and the son of the CEO and the brother of the President of the Company.

        The Compensation Committee regularly evaluates the performance of the CEO and the President. The Compensation Committee also determines the fees and other forms of compensation paid to members of the Board of Directors for board and committee service. The Compensation Committee is designated as the Stock Option Plan Committee under the Company's stock option plan or plans. As the Stock Option Plan Committee, the Compensation Committee determines (i) the times when options will be granted, (ii) the number of shares of Common Stock of the Company to be subject to each option granted to directors, officers and other employees of the Company, and (iii) the option exercise price for each option granted under the plan. The Compensation Committee will exercise all other rights granted to the Stock Option Plan Committee or the Board of Directors under the Company's stock option plans. The Report of the Compensation Committee is set forth below under "Executive Compensation."

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth the cash and other compensation paid in 2003, 2002 and 2001 to the Company's Chief Executive Officer and the Company's top four most highly compensated officers in 2003 (the "Named Officers"). Scott W. Olofson, the son of Tom W. Olofson and the brother of Christopher E. Olofson, is the Company's Director of Business Development and Corporate Counsel. In 2003, Scott Olofson received salary and bonus of $150,250 and options to acquire 20,000 shares of common stock at an option exercise price equal to fair market value on the dates of the option grants. The Compensation Committee approves all salary, bonus and option grants for Scott W. Olofson.

	Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)	Securities Underlying Options/SARs (#)	All Other Compensation(2)
Tom W. Olofson Chairman/CEO	2003 2002 2001	$516,667 300,000 175,000	$545,000 100,000 250,000	$81,423 53,645 53,522	125,000 300,000 —	$18,570 25,991 15,348
Christopher E. Olofson President/COO	2003 2002 2001	$516,667 300,000 225,000	$545,000 100,000 250,000	$7,658 6,500 6,500	200,000 200,000 142,500	$9,582 9,744 6,300
Elizabeth M. Braham(3) Senior Vice President/CFO/Secretary	2003 2002	$245,833 68,333	$175,000 25,000	$7,500 3,125	70,000 30,000	$9,232 176
Ron L. Jacobs(4) President—Bankruptcy Services	2003	$458,333	$279,000	$6,875	110,000	$7,387
Kathleen S. Gerber(5) Senior VP—Bankruptcy Services	2003	$275,000	$156,000	$6,875	25,000	$5,812

(1)
Includes for Tom W. Olofson $7,250 in 2003, $3,438 in 2002 and $3,315 in 2001 for personal use of a Company automobile. Also included for Tom W. Olofson $74,173 in 2003 and $50,207 in each of 2002 and 2001 for payment of annual life insurance premiums on policies owned by Tom W. Olofson. Includes for Christopher E. Olofson $7,658 in 2003 and $6,500 in each of 2002 and 2001 for personal use of a Company automobile. For Ms. Braham, Mr. Jacobs and Ms. Gerber, consists solely of an automobile allowance.

(2)
Includes for Tom W. Olofson $2,382 in 2003 and $2,838 in 2002 for group life insurance premium and $7,788 in 2003 and $15,953 in 2002 for financial and tax planning services. The financial and tax planning services were not provided by the Company's independent auditors. Also includes for Tom W. Olofson $9,048 in 2001 for payment by the Company of the employee portion of the Company's group health insurance premium and $8,400 in 2003, $7,200 in 2002 and $6,300 in 2001 for Company matching contributions under the 401(k) plan. Includes for Christopher E. Olofson $2,382 in 2003 and $3,144 in 2002 for group life insurance premium paid by the Company and $7,200 in 2003, $6,600 in 2002 and $6,300 in 2001 for Company matching contributions under the 401(k) plan. Includes for Elizabeth M. Braham $2,382 in 2003 and $176 in 2002 for group life insurance premium paid by the Company and $6,850 in 2003 for Company matching contributions under the 401(k) plan. Includes for Ron L. Jacobs $187 for group life insurance premium paid by the Company and $7,200 for Company matching contributions under the 401(k) plan. Includes for

  Kathleen S. Gerber $187 for group life insurance premium paid by the Company and $5,625 for Company matching contributions under the 401(k) plan.

(3)
Ms. Braham joined the Company in July 2002.

(4)
Mr. Jacobs joined the Company in January 2003 as a result of the Company's acquisition of Bankruptcy Services, LLC ("BSI").

(5)
Ms. Gerber joined the Company in January 2003 as a result of the Company's acquisition of BSI.

Stock Options

        The following table sets forth information concerning stock option grants made to the Named Officers in the year ended December 31, 2003. Options granted to the Named Officers are for 10-year terms, were all granted at an option exercise price equal to fair market value of the common stock on the date of grant, and vest at the rate of 20% per year over five years beginning one year after the date of grant, other than (i) the initial 100,000 option grant to Mr. Jacobs, which vested 20% on the date of grant and 20% per year over the next four years, and (ii) the options to Tom W. Olofson and Christopher E. Olofson, which vested 90 days after the date of grant.

Option Grants

Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/sh)	Expiration Date
					5% ($)	10% ($)
Tom W. Olofson	125,000	17.18%	$15.99	12/12/13	$1,257,003	$3,185,493
Christopher E. Olofson	75,000 125,000	10.31 17.18	17.00 15.99	1/17/13 12/12/13	$801,841 1,257,003	$2,032,022 3,185,493
Elizabeth M. Braham	20,000 20,000 30,000	2.75 2.75 4.12	17.00 18.92 15.99	1/17/13 5/19/13 12/12/13	$213,824 237,974 301,681	$541,872 603,072 764,518
Ron L. Jacobs	100,000 10,000	13.75 1.37	17.10 15.99	1/31/13 12/12/13	$1,075,410 100,560	$2,725,300 254,839
Kathleen S. Gerber	20,000 5,000	2.75 ..69	18.92 15.99	5/19/13 12/12/13	$237,974 50,280	$603,072 127,420

        The following table sets forth information concerning stock options exercised by the Named Officers during the year ended December 31, 2003, and the number of shares and the value of options outstanding as of December 31, 2003, for each Named Officer. All of the information set forth below relates to the grant of stock options under the Company's 1995 Stock Option Plan, except for 100,000 stock options granted to Mr. Jacobs under a separate inducement stock option.

Aggregate Option Exercises and
Option Values as of December 31, 2003

			Number of Securities Underlying Unexercised Options at 12/31/03 (#)		Value of Unexercised In-The-Money Options at 12/31/03 ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Tom W. Olofson	—	—	300,000	125,000	$186,000	$141,250
Christopher E. Olofson	56,250	$999,563	687,500	125,000	4,854,975	141,250
Elizabeth M. Braham	—	—	6,000	94,000	9,360	73,740
Ron L. Jacobs	20,000	35,200	—	90,000	—	12,900
Kathleen S. Gerber	—	—	—	25,000	—	5,650

(1)
Based on the closing sales price of the common stock on the Nasdaq National Market of $17.12 per share on December 31, 2003, less the option exercise price.

Compensation Committee Report

        The Compensation Committee of the Board of Directors was formed in June 2002 and consists of three independent members of the Board of Directors. The Compensation Committee is responsible for approving the compensation of the Chief Executive Officer, the President and the members of the Board of Directors. See "Other Board Information—Compensation Committee" above for a further description of the functions of the Compensation Committee. The Compensation Committee also serves as the stock option committee under the Company's stock option plan, and as such, approves all stock option grants to directors, officers and all other employees of the Company.

        In setting base salary and awarding bonuses and stock option grants, the Compensation Committee considers the overall performance of the Chief Executive Officer and the President, the overall financial performance of the Company, increases in shareholder value and the efforts of the Chief Executive Officer and the President in identifying, evaluating and completing strategic initiatives for the Company. The Compensation Committee also considers the willingness of the Chief Executive Officer and the President to consider, but not complete, strategic initiatives that are evaluated by management. The Compensation Committee believes that it is critical to the long-term success of the Company and its shareholders that senior management have equal incentive to complete attractive acquisitions and to abandon undesirable acquisition opportunities. The Compensation Committee has determined base compensation for the Chief Executive Officer and the President based on knowledge of executive compensation levels at other comparable publicly traded companies. The Compensation Committee has increased the base salary of the Chief Executive Officer and the President over the past few years to align their base annual compensation to more competitive levels in the judgment of the Committee. Bonuses paid to the Chief Executive Officer and the President for 2003 were based approximately 20% on the financial performance of the Company and approximately 80% on the efforts of those executives in identifying, evaluating and completing strategic acquisitions.

        In 2003, the Compensation Committee supplemented the cash compensation of the Chief Executive Officer and the President with stock option grants. The Compensation Committee approved option grants to the Chief Executive Officer and the President in 2003 in view of (1) the strong financial performance of the Company in 2003, (2) the efforts of those executives in identifying, evaluating and completing strategic acquisitions during the year, and (3) the growth in shareholder value in 2003.

                      Edward M. Connolly, Jr., Chairman
                      James A. Byrnes
                      W. Bryan Satterlee

                      Compensation Committee of the Board of Directors

Additional Information with Respect to Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        The Company does not have any Compensation Committee interlocks or insider participation in compensation decisions required to be disclosed by the proxy rules.

Performance Graph

        The following graphs show the total shareholder return of an investment of $100 in cash for (i) the Company's common stock, (ii) the Nasdaq Stock Market Computer and Data Processing Services Index (the "Nasdaq Computer Index"), and (iii) the Standard & Poor's 500 Index (the "S&P 500 Index") for the Company's last five fiscal years (December 31, 1998 through December 31, 2003) and for the period beginning on the date of the Company's initial public offering through the end of the last fiscal year (February 4, 1997 through December 31, 2003). All values assume reinvestment of the full amount of any dividends. The Nasdaq Computer Index and the S&P 500 Index are calculated by Standard & Poor's Institutional Market Services.

        The five-year graph assumes that $100.00 was invested in the Company's common stock on December 31, 1998, at the price of $4.44 per share, the closing sales price on that date (after giving effect to the stock splits effected as stock dividends paid by the Company on February 23, 2001 and November 30, 2001). The second graph assumes that $100.00 was invested in the Company's common stock on February 4, 1997, the date of the Company's initial public offering, at the price of $1.56 per share, the closing sales price on that date (after giving effect to the stock splits and stock dividends paid by the Company). The closing sales prices were used for each index on December 31, 1998 or February 4, 1997, as applicable, and all dividends were reinvested. No cash dividends have been declared on the Company's common stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

Five-Year Performance Graph

Performance Graph Since Initial Public Offering

EXECUTIVE OFFICERS

        Officers are elected on an annual basis by the Board of Directors and serve at the discretion of the Board. Certain biographical information about the executive officers of the Company follows:

Name	Age	Position
Tom W. Olofson*	62	Chairman, Chief Executive Officer and Director
Christopher E. Olofson*	34	President, Chief Operating Officer and Director
Elizabeth M. Braham	45	Senior Vice President, Chief Financial Officer and Corporate Secretary
Jeffrey B. Baker	50	Chief Executive Officer—Poorman-Douglas Corporation
Ron L. Jacobs	47	President—Bankruptcy Services, LLC

*
Information is provided under the heading "Election of Directors" above for Tom W. Olofson and Christopher E. Olofson. Information relating to the Company's other executive officers with respect to their principal occupations and positions during the past five years is as follows:

        Elizabeth M. Braham joined EPIQ Systems in July 2002 and serves as Senior Vice President, Chief Financial Officer and Corporate Secretary. Prior to joining the Company, Ms. Braham was Assistant Vice President of Planning and Analysis for H&R Block, Inc. from March 2001 to July 2002. Prior to that, she was employed by Aventis Pharmaceuticals, Inc. and the predecessor companies of Hoechst Marion Roussel, Marion Merrell Dow and Marion Laboratories for over 13 years, where she last served as Vice President of North America Integration. Ms. Braham earned a BBA degree in accounting and marketing from Washburn University and an MBA degree from the University of Kansas.

        Jeffrey B. Baker joined the Company in January 2004 as Chief Executive Officer of Poorman-Douglas Corporation ("Poorman-Douglas") upon the Company's acquisition of Poorman-Douglas. Mr. Baker has served Poorman-Douglas in a variety of marketing and managerial positions since 1977 and was named President of Poorman-Douglas in 1991 and Chief Executive Officer in 2001. Mr. Baker earned a BA in business from Washington State University and an MBA from the University of Washington.

        Ron L. Jacobs joined the Company in January 2003, upon the Company's acquisition of BSI. He is President of Bankruptcy Services LLC ("BSI"), and has served in this capacity since BSI's inception in 1994. Prior to joining BSI, Mr. Jacobs served as First Vice President of Integrated Resources, Inc. He is an attorney and received a BA degree from Union College and a JD degree from Brooklyn Law School.

Employment Agreements

        In connection with the Company's acquisition of Poorman-Douglas, on January 30, 2004, the Company and Poorman-Douglas entered into an employment agreement with Jeffrey B. Baker. In connection with the purchase of membership interests in Bankruptcy Services LLC on January 31, 2003, the Company and BSI entered into an employment agreement with Ron L. Jacobs.

        Jeffrey B. Baker—On January 30, 2004, Poorman-Douglas entered into an Employment and Non-Competition Agreement with Jeffrey B. Baker, pursuant to which Mr. Baker serves as Chief Executive Officer of Poorman-Douglas. The term of the employment agreement expires on January 30, 2008.

        Mr. Baker's annual base salary under the employment agreement is $300,000. Mr. Baker is eligible to participate in Poorman-Douglas' "Pay for Performance" and other bonus programs. Mr. Baker's benefits include the payment of dues to certain clubs, supplemental life insurance and participation in the Company's executive car allowance program. As an inducement to enter into the employment agreement, the Company granted a nonqualified stock option to Mr. Baker to acquire 200,000 shares of the Company's common stock at an exercise price of $18.20 per share, which was the fair market value of the common stock on the date of grant. The option is a 10-year option and vests 20% per year on the first five anniversaries of the grant date until fully vested.

        If Mr. Baker's employment is terminated without cause or Mr. Baker resigns for good reason (each as defined in the employment agreement), or the agreement is terminated by Mr. Baker's death, Mr. Baker will continue to be paid his base salary in regular installments for the term of the agreement. If Mr. Baker's employment terminates as a result of his disability (as defined in the employment agreement), Mr. Baker will continue to receive, in regular installments, an amount equal to the amount (if any) that his base salary exceeds any disability insurance proceeds received. In addition, for the year in which Mr. Baker's employment is terminated for any of the foregoing reasons, Mr. Baker will receive in accordance with the Company's then standard payroll practice, a pro rated portion of any bonus he would have been eligible to receive had his employment not been terminated. If Mr. Baker's employment is terminated for any other reason, Mr. Baker will be entitled to receive only his base salary through the date of termination.

        The employment agreement contains a covenant not to compete or solicit employees or customers of the Company, Poorman-Douglas or any other subsidiary of the Company. The covenant continues until the later of January 30, 2009, or two years after termination of employment. The employment agreement also incorporates an on-going covenant not to disclose confidential information of the Company, Poorman-Douglas or any other subsidiary of the Company.

        Ron L. Jacobs—On January 31, 2003, the Company and BSI entered into an employment agreement with Ron L. Jacobs, pursuant to which Mr. Jacobs serves as President of BSI, a wholly-owned indirect subsidiary of the Company. The initial term of the employment agreement is five years and can be extended by written agreement of Mr. Jacobs and BSI.

        Mr. Jacob's annual base salary is $500,000. Mr. Jacobs is also eligible to receive a bonus each year up to a maximum of $279,000 based on BSI's profitability (as defined in the employment agreement), although such bonus will only be payable if Mr. Jacobs is an employee of BSI on December 31 of the year in which the bonus is earned. Pursuant to Mr. Jacob's employment agreement, Mr. Jacobs was granted a 10-year nonqualifed option to purchase 100,000 shares of common stock at an exercise price of $17.10 per share. The stock option was 20% vested on January 31, 2003, the grant date thereof, and continues to vest 20% per year on each anniversary of the grant date until fully vested on January 31, 2007. The stock option was granted to induce Mr. Jacobs to continue as an executive of BSI after it was acquired by the Company.

        If Mr. Jacobs' employment is terminated without cause or Mr. Jacobs resigns for good reason (as defined in the employment agreement), Mr. Jacobs will continue to be paid his base salary in periodic installments for the remainder of the initial term of the employment agreement without an obligation to mitigate. If Mr. Jacobs' employment is terminated as a result of his death or disability, Mr. Jacobs will receive any accrued but unpaid base salary and benefits for his service prior to death or disability. If Mr. Jacobs voluntarily terminates his employment with BSI, other than for death, disability or good reason (as defined in the employment agreement), or is terminated by BSI for cause (as defined in the employment agreement), before January 31, 2008, Mr. Jacobs, Ms. Gerber and the other two individuals who sold BSI membership interests to the Company will forfeit their respective portions of the contingent purchase price for the BSI interests. The amount subject to forfeiture by all four former BSI owners, which decreases annually, was $4,000,000 if termination had occurred prior to January 31,

2004. The employment agreement also includes a covenant not to compete or solicit customers of BSI or personnel of the Company or BSI and a covenant not to disclose confidential information regarding BSI.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        To the Company's knowledge, there were no relationships or related transactions in 2003 required to be disclosed by the proxy rules that are not otherwise described in this Proxy Statement.

PROPOSAL TO APPROVE THE 2004 EQUITY INCENTIVE PLAN

General

        The Company believes that long-term equity compensation in the form of stock options, stock appreciation rights and restricted stock awards is an important employee benefit to attract and retain qualified employees to the Company and to encourage their commitment to the business and financial success of the Company. The Board of Directors believes that stock based compensation has had and will continue to have a positive effect in promoting strong financial performance and growth in shareholder value for the Company. As a result, the Board of Directors has determined that it is in the best interests of the Company and its shareholders to adopt the EPIQ Systems, Inc. 2004 Equity Incentive Plan (the "2004 Plan"), to provide the Company with the continued ability to provide these types of long-term equity compensation. On March 30, 2004, the Board of Directors adopted the 2004 Plan, subject to the approval of the Company's shareholders. A copy of the Company's 2004 Equity Incentive Plan is attached hereto as Exhibit A.

        If approved by the shareholders, the 2004 Plan will replace the EPIQ Systems, Inc. 1995 Stock Option Plan (the "1995 Plan"). The maximum number of shares of common stock available for stock option grants under the 1995 Plan is 4,500,000, after giving effect to the stock splits effected as stock dividends paid by the Company on February 23, 2001 and November 30, 2001, and various amendments to the 1995 Plan increasing the number of shares available for grant thereunder, all of which amendments have been approved by the shareholders of the Company. By its terms, the 1995 Plan expires on October 17, 2005. If the 2004 Plan is approved by the shareholders, the Company will terminate the 1995 Plan and will make no further grants of options pursuant to that Plan. The termination of the 1995 Plan will not affect any of the rights or obligations of any person holding unexercised options granted under the 1995 Plan prior to its termination.

        The Company has, since its initial public offering in 1997, granted stock options annually to essentially all full-time employees of the Company. The Company has expanded this broad based equity compensation philosophy to each business the Company has acquired. As of March 19, 2004, 677,859 shares had been issued upon the exercise of options granted under the 1995 Plan (including 195,375 shares issued to current executive officers and directors as a group), options to acquire 2,049,476 shares were outstanding and unexercised under the 1995 Plan (including options to acquire 1,430,875 shares held by current executive officers and directors as a group) and 1,772,665 shares were available for future grant of options under the 1995 Plan. As of April 7, 2004, unexercised options for 83,375 shares have been granted to the independent directors as a group and unexercised options for 618,601 shares have been granted to all employees who are not current executive officers of the Company. For information with respect to options granted to and exercised by the Company's Directors and Named Officers under the 1995 Plan, see "Election of Directors—Director Compensation" and "Executive Compensation—Stock Options."

        No stock options, stock appreciation rights or restricted stock awards have been granted or made under the 2004 Plan.

Purpose

        The purpose of the 2004 Plan is to promote the long-term growth and profitability of the Company and its subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for ("consultants"), or to whom an offer of employment has been extended by, the Company and its subsidiaries with incentives to maximize shareholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of incentive stock options ("ISOs"), non-qualified stock options ("NSOs"), stock appreciation rights ("SARs"), either alone or in tandem with options, restricted stock, or any combination of the foregoing may be made under the 2004 Plan. As noted above, the Company's equity compensation philosophy has always been extended to all employees, and options are granted annually to substantially all full-time employees of the Company.

Administration

        The Plan will be administered by the Compensation Committee of the Board or such other committee of the Board that consists solely of two or more members of the Board (the "Committee"), each of whom is "a Non-Employee Director" within the meaning of SEC Rule 16b-3 and is an "outside director" within the meaning of Treasury Regulation §1.162-27(e)(3); provided that, if for any reason the Committee is not appointed by the Board to administer the 2004 Plan, all authority and duties of the Committee under the 2004 Plan will be vested in and exercised by the Board, and the term "Committee" will mean the Board for purposes of the Plan. All references in this section to the Committee means, for present purposes, the Compensation Committee of the Board of Directors.

        Subject to the provisions of the 2004 Plan, the Committee will be authorized to (i) select persons to participate in the 2004 Plan, (ii) determine the form and substance of grants made under the 2004 Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) certify that the conditions and restrictions applicable to any grant have been met, (iv) modify the terms of grants made under the 2004 Plan, (v) interpret the 2004 Plan and grants made thereunder, (vi) make any adjustments necessary or desirable in connection with grants made under the 2004 Plan to eligible participants located outside the United States and (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the 2004 Plan as it may deem appropriate.

Securities Available Under the 2004 Plan

        Subject to adjustments as provided in the 2004 Plan, an aggregate of 3,000,000 shares of common stock may be issued pursuant to the 2004 Plan. If any grant under the 2004 Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any shares, or is tendered or withheld as to any shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld shares will thereafter be available for further grants under the 2004 Plan unless, in the case of options granted under the 2004 Plan, related SARs are exercised.

Eligibility

        Participation in the 2004 Plan will be limited to those directors (including non-employee directors), officers (including non-employee officers) and employees of, and consultants performing services for, or individuals to whom an offer of employment has been extended by, the Company and its subsidiaries selected by the Committee (including participants located outside the United States). The Company has included within the 2004 Plan the ability to issue options, SARs and shares of restricted stock to consultants in order to provide future flexibility to the Company if an unusual circumstance arose. The

Company has never issued stock options or similar equity awards to any persons other than directors, officers and employees of the Company, and the Board of Directors has no present plans or intentions to issue options or similar awards to any consultants to the Company.

        ISOs, NSOs, SARs, alone or in tandem with options, restricted stock awards, or any combination thereof may be granted to such persons and for such number of shares as the Committee determines. Determinations made by the Committee under the 2004 Plan need not be uniform and may be made selectively among eligible individuals under the 2004 Plan, whether or not such individuals are similarly situated.

        The Committee may from time to time grant to eligible participants ISOs, NSOs, or any combination thereof; provided that the Committee may grant ISOs only to eligible employees of the Company or its subsidiaries. In any one calendar year, the Committee will not grant to any one participant NSOs, ISOs or SARs to purchase a number of shares of common stock in excess of 10% of the total number of shares authorized under the 2004 Plan.

Option Price

        The price per share deliverable upon the exercise of each option ("exercise price") will be established by the Committee and may not be less than 100% of the Fair Market Value of a share of common stock as of the date of grant of the option, and in the case of the grant of any ISO to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of common stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto. For purposes of the 2004 Plan, "Fair Market Value" of a share of common stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the common stock is then listed for trading (including for this purpose the Nasdaq National Market) (the "Market") for the applicable trading day or, if the common stock is not then listed or quoted in the Market, the Fair Market Value will be the fair value of the common stock determined in good faith by the Committee; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

        The terms of any outstanding award under the 2004 Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including acceleration of the date of exercise of any award or of the date of lapse of restrictions on shares subject to restricted stock awards); provided that no such amendment may adversely affect in a material manner any right of a participant under the award without the optionee's written consent. The Committee may not, however, reduce the exercise price of any options or SARs awarded under the 2004 Plan without approval of the stockholders of the Company.

Payment for Common Stock Subject to Options

        Options may be exercised, in whole or in part, upon payment of the exercise price of the shares to be acquired. Unless otherwise determined by the Committee, payment will be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of common stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options exercised, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by authorizing the Company to withhold from issuance a number of shares issuable upon exercise of the options which, when multiplied by the Fair

Market Value of a share of common stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing.

        If a grantee elects to pay the exercise price of an option pursuant to clause (ii) above, the grantee must present evidence acceptable to the Company that he or she has owned any such shares of common stock tendered in payment of the exercise price (and that such tendered shares of common stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. If a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, the grantee must present evidence acceptable to the Company that he or she has owned a number of shares of common stock at least equal to the number of shares to be withheld in payment of the exercise price (and that such owned shares of common stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise.

Term and Exercise of Options

        The term during which each option may be exercised will be determined by the Committee, but no option will be exercisable in whole or in part more than 10 years after the date it is granted, and no ISO granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries will be exercisable more than five years after the date it is granted. All rights to purchase shares pursuant to an option will, unless sooner terminated, expire at the date designated by the Committee. The Committee will determine the date on which each option becomes exercisable and may provide that an option will become exercisable in installments. Prior to the exercise of an option and delivery of the shares represented thereby, the optionee will have no rights as a shareholder with respect to any shares covered by such outstanding option (including any dividend or voting rights).

Stock Appreciation Rights (SARs)

        The Committee will have the authority to grant SARs under the 2004 Plan, either alone or to any optionee in tandem with options (either at the time of grant of the related option or thereafter by amendment to an outstanding option). No SAR may be exercised unless the Fair Market Value of a share of common stock of the Company on the date of exercise exceeds the exercise price of the SAR or, in the case of SARs granted in tandem with options, the exercise price of any options to which the SARs correspond. Prior to the exercise of the SAR and delivery of the shares represented thereby, the participant will have no rights as a shareholder with respect to shares covered by such outstanding SAR (including any dividend or voting rights).

        SARs granted in tandem with options will be exercisable only when, to the extent and on the conditions that any related option is exercisable. The exercise of an option will result in an immediate forfeiture of any related SAR to the extent the option is exercised, and the exercise of an SAR will cause an immediate forfeiture of any related option to the extent the SAR is exercised.

        Upon the exercise of a SAR, the participant will be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of common stock on the date of exercise and the exercise price of the SAR or, in the case of SARs granted in tandem with options, the exercise price of any option to which the SAR is related, multiplied by the number of shares as to which the SAR is exercised. The Committee will decide whether such distribution will be in cash, in shares having a Fair Market Value equal to such amount, or in a combination thereof.

        All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with options, any related option, so long as the Fair Market Value of a share of common stock on that date exceeds the exercise price of the SAR or any related option, as applicable. A SAR granted in tandem with options will expire at the same time as any related option expires and will be transferable only when, and under the same conditions as, any related option is transferable.

Restricted Stock

        The Committee may at any time and from time to time grant shares of restricted stock under the 2004 Plan to such participants and in such amounts as it determines. Each grant of restricted stock will specify the applicable restrictions on such shares, the duration of such restrictions (which will be at least six months except as otherwise determined by the Committee or provided in the Plan), and the time or times at which such restrictions lapse with respect to all or a specified number of shares that are part of the grant.

        Unless otherwise determined by the Committee, certificates representing shares of restricted stock granted under the 2004 Plan will be held in escrow by the Company on the participant's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant will have all of the rights of a holder of common stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant's restricted stock will be subject to the same restrictions as then in effect for the restricted stock.

        Unless otherwise determined by the Committee, immediately prior to a Change in Control during any period of restriction, all restrictions on shares granted to such participant shall lapse. At such time as a participant ceases to be, or in the event a participant does not become, a director, officer or employee of, or otherwise performing services for, the Company or its subsidiaries for any other reason, unless otherwise determined by the Committee, all shares of restricted stock granted to such participant on which the restrictions have not lapsed will be immediately forfeited to the Company.

Effect of Termination of Employment

        If a participant ceases to be a director, officer or employee of the Company and any subsidiary due to death or disability (as defined in the 2004 Plan), (A) all of the participant's options and SARs that were exercisable on the date of death or disability will remain exercisable for, and will otherwise terminate at the end of, a period of one year from the date of such death or disability, but in no event after the expiration date of the options or SARs; provided that, in the case of disability, the participant does not engage in Competition (as defined in the 2004 Plan) during such one-year period.

        If a participant ceases to be a director, officer or employee of the Company and any subsidiary upon his or her retirement (as defined in the 2004 Plan), (A) all of the participant's options and SARs that were exercisable on the date of retirement will remain exercisable for, and will otherwise terminate at the end of, a period of 90 days after the date of retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition (as defined in the 2004 Plan) during such 90-day period.

        If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a subsidiary due to cause (as defined in the 2004 Plan), or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a subsidiary for any reason, all of the participant's options and SARs will expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

        If a participant ceases to be a director, officer or employee of the Company or a subsidiary for any reason other than death, disability, retirement or cause, (A) all of the participant's options and SARs that were exercisable on the date of such cessation will remain exercisable for, and will otherwise terminate at the end of, a period of 30 days after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 30-day period.

        If a consultant (i.e., a participant other than a director, officer or employee of the Company and any subsidiary) ceases to perform services for the Company and any subsidiary, the provisions set forth in such participant's award grant agreement will control the participant's right to exercise the award after the date of termination and until the scheduled expiration date of the award.

Change in Control

        If there is a Change in Control of the Company (as defined in the 2004 Plan), all of the participant's options and SARs will become fully vested and exercisable upon such Change in Control and will remain so until the expiration date of the options or SARs, whether or not the grantee is subsequently terminated.

Certain Adjustments

        In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee will make such adjustment as it deems appropriate in the number and kind of shares available for issuance under the 2004 Plan (including, without limitation, the total number of shares available for issuance under the 2004 Plan), and in the number and kind of options, SARs and shares covered by grants previously made under the 2004 Plan, and in the exercise price of outstanding options and SARs. Any such adjustment will be final, conclusive and binding for all purposes of the 2004 Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company's obligations regarding options, SARs and restricted stock that were granted hereunder and that are outstanding on the date of such event will, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

Duration, Termination and Amendment of the 2004 Plan

        The date of commencement of the 2004 Plan will be June 2, 2004, subject to approval by the shareholders of the Company. The 2004 Plan will terminate at the close of business on June 1, 2014. The termination of the 2004 Plan will not affect any of the rights or obligations of any person under any grant of options or other incentives granted under the 2004 Plan prior to its termination.

        The Board of Directors or the Committee, without approval of the shareholders, may amend or terminate the 2004 Plan, except that no amendment will become effective without prior approval of the shareholders of the Company if shareholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange or Market on which the common stock is then listed.

Certain Federal Income Tax Consequences

        The following is a brief summary of the federal income tax rules relevant to participants in the 2004 Plan based upon the Internal Revenue Code of 1986, as amended (the "Code"). These rules are highly technical and subject to change in the future. Because federal income tax consequences will vary as a result of individual circumstances, all participants in the 2004 Plan should consult their own tax advisors with regards to the tax consequences of participating in the 2004 Plan. Moreover, the following summary relates only to the participants federal income tax treatment, and the state, local and foreign tax consequences may be substantially different.

        Non-Qualified Stock Options.    The grant of an NSO (including any option that exceeds the limitations on ISOs described below) to an optionee will not be a taxable event. Accordingly, the optionee will not be subject to any income tax consequences with respect to an NSO until the option is exercised. Upon the exercise of an NSO, the optionee generally will recognize ordinary compensation income equal to the "spread" between the exercise price and the fair market value of the shares on the date of exercise. Generally, the Company will be entitled to a federal income tax deduction in the amount of the "spread" recognized by the optionee as ordinary compensation income.

        On the delivery by an optionee of shares already owned by the optionee as payment for the exercise price of an NSO, the number of shares received on exercise of the option equal to the number of shares surrendered should be treated as received in a tax-free exchange with no resulting recognition of income to the optionee. Any additional shares the optionee receives on exercise of the option in excess of the number of shares surrendered should result in recognition by the optionee of ordinary compensation income in an amount equal to the fair market value of such shares. The tax basis of the shares received on surrender of the previously owned shares should equal the tax basis of the shares so surrendered, and the tax basis of the additional shares received should equal the amount recognized as ordinary compensation income by the optionee (i.e. the fair market value of such additional shares).

        The payment by an optionee of the exercise price of an NSO by means of surrender of the existing option will result in the optionee recognizing ordinary compensation income on the "spread" between the exercise price of the option surrendered and the fair market value of the shares on the date of exercise. Generally, the Company will be entitled to a deduction in the amount of this "spread." The tax basis of the shares the optionee receives on exercise will be the fair market value of such shares on the date of exercise.

        The amount and character (whether capital gain or ordinary compensation income, and whether long-term or short-term) of any gain or loss realized on a subsequent disposition of shares by the optionee generally will depend on, among other things, whether such disposition occurs before or after such common stock vests, whether an election under Code Section 83(b) with respect to such shares had been made, and the length of time such shares were held by the optionee.

        The Company anticipates that the compensation deemed paid by the Company upon the exercise of NSOs will not have to be taken into account under Code Section 162(m) for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

        Incentive Stock Options.    Under the Code, ISOs may be granted only to employees of the Company. There are no federal income tax consequences associated with the grant of an ISO to an employee. In contrast to the exercise of an NSO, the exercise of an ISO will not cause an employee to recognize taxable income for federal income tax purposes. The tax basis of the shares received on exercise will equal the amount of cash or other property paid on such exercise. If the employee holds the shares acquired upon exercise of the ISO for a minimum of two years from the date of the grant of the ISO, and for at least one year after exercise, any gain realized on the subsequent sale or exchange of the shares generally will be treated as long-term capital gain. If the shares are sold or otherwise disposed of prior to the expiration of those periods (a "disqualifying disposition"), then a portion of any gain recognized by the employee which would otherwise be characterized as capital gain would instead be taxable as ordinary compensation income, and the Company would be entitled to a federal income tax deduction in that amount. The amount of gain that would be characterized as ordinary compensation income will not exceed an amount equal to the excess of (i) the fair market value of such shares as of the date the option was exercised over (ii) the amount paid for such shares. Any loss recognized upon a taxable disposition of the shares generally will be characterized as a capital loss.

        On the delivery by an optionee of shares already owned by the optionee as payment of the exercise price of an ISO, the number of shares received on exercise of the ISO equal to the shares surrendered should be treated as received in a tax-free exchange with no resulting recognition of income to the optionee. Any additional shares the optionee receives on exercise of the ISO in excess of the number of shares surrendered should be treated as the exercise of an ISO and will not cause the optionee to recognize taxable income for federal income tax purposes. The tax basis of the shares received on surrender of the previously owned shares should equal the tax basis of the shares so surrendered, and the basis of any additional shares received on exercise of the ISO should equal the amount of any cash or other property paid on such exercise. However, if stock received on exercise of an ISO is used in connection with the exercise of an ISO when the holding period with respect to such stock is not met, such use will be considered a disqualifying disposition.

        The payment by an optionee of the exercise price of an ISO by means of surrender of such ISO will result in the optionee recognizing ordinary compensation income on the spread between the exercise price and the fair market value with respect to that number of options so surrendered less the number of options exercised for shares. Generally, the Company will be entitled to a deduction in the amount of this "spread." The tax basis of the shares the optionee receives on exercise of the option in this manner will be the amount paid for such shares (i.e., the amount recognized as ordinary compensation income by the optionee).

        Stock Appreciation Rights.    The grant of a stock appreciation right, or SAR, to a grantee will not be a taxable event. The grantee will recognize ordinary compensation income upon the exercise of a SAR. The amount of income subject to tax will depend upon whether the SAR is granted in tandem with options or independently. Upon the exercise of a SAR granted in tandem with an option, the grantee will recognize ordinary compensation income equal to the excess of the fair market value of the common stock on the exercise date, over the option exercise price. Upon the exercise of a SAR granted independently of an option, the grantee will recognize ordinary compensation income equal to the excess of the fair market value of the common stock on the exercise date, over the fair market value of the common stock on the day the SAR was granted. In either case, the Company will be entitled to a corresponding deduction equal to the amount of ordinary compensation income that the grantee recognizes. Upon the sale of any common stock received by the grantee upon exercise of a SAR, the grantee will recognize long- or short-term capital gain or loss, depending on whether the grantee has held the stock for more than one year from the date of exercise.

        Restricted Stock.    A grantee will not recognize taxable income at the time shares of restricted stock are granted, but will recognize ordinary compensation income when the shares first become transferable or not otherwise subject to restrictions or a substantial risk of forfeiture, unless the grantee makes an election under Code Section 83(b) to recognize ordinary compensation income upon grant. The amount of ordinary income that the grantee recognizes will equal the fair market value of the restricted stock at the time its restrictions lapse, or at the time of grant if the grantee makes a Code Section 83(b) election, less the amount the grantee paid for the restricted stock. The Company will be entitled to claim a corresponding deduction equal to the amount of ordinary compensation income the grantee recognizes. Upon the sale of restricted stock after its restrictions have lapsed, the grantee will recognize long- or short-term capital gain or loss, depending on whether the grantee has held the stock for more than one year from the date the restrictions lapsed, or for more than one year from the date of grant if the grantee made a Section 83(b) election.

        Withholding Taxes.    Because the amount of ordinary compensation income a participant recognizes with respect to the receipt or exercise of any instruments received under the 2004 Plan may be subject to applicable withholding of federal, state and local income taxes and social security taxes, the Company may require the participant to pay the amount required to be withheld by the Company before delivering to the participant any shares purchased under the 2004 Plan. Arrangements for payment may include deducting the amount of any withholding or other tax due from other compensation, including salary or bonus, otherwise payable to the participant.

Board Recommendation

        The Board of Directors believes that the approval of the 2004 Plan is in the best interests of the shareholders of the Company. Approval of this proposal requires a vote in favor of the 2004 Plan by the holders of a majority of the shares of common stock present in person or by proxy at the Annual Meeting. A copy of the Company's 2004 Equity Incentive Plan is attached hereto as Exhibit A.

The Board of Directors recommends that shareholders vote FOR the proposal to approve the Company's 2004 Equity Incentive Plan.

Equity Compensation Plan Information

        The following table sets forth as of December 31, 2003 (a) the number of securities to be issued upon exercise of outstanding options, warrants and rights, (b) the weighted average exercise price of outstanding options, warrants and rights and (c) the number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)).

			(c)
			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights
Equity compensation plans approved by security holders	2,112,000	$12.20	1,753,000
Equity compensation plans not approved by security holders	80,000	$17.10	0
Total	2,192,000	$12.38	1,753,000

        As of December 31, 2003, the 1995 Stock Option Plan and 100,000 stock options issued in conjunction with the acquisition of BSI were the only equity compensation plans or arrangements for purposes of the foregoing table. Subsequent to year end, and in connection with the acquisition of Poorman-Douglas, the Company issued 300,000 stock options. The stock options issued to a key executive of BSI in 2003 and the stock options issued to two key executives of Poorman-Douglas in January 2004 were inducement stock options issued in conjunction with the execution of employment agreements by each of those executives to become officers of our newly acquired subsidiaries. In accordance with the Nasdaq corporate governance rules, shareholder approval of these inducement stock option grants was not required.

        The three stock option grants that are outside of the 1995 Stock Option Plan were all granted at an option exercise price equal to fair market value of the common stock on the date of grant, are all non-qualified options, are all exercisable for up to 10 years from the date of grant and are otherwise substantially identical to the material terms of the 1995 Stock Option Plan. The three option grants are all subject to vesting schedules, which in the case of Ron Jacobs vests 20% vested on January 31, 2003, the grant date thereof, and continues to vest 20% per year on each anniversary of the grant date until fully vested on January 31, 2007, and in the case of Jeffrey Baker and Edward Nimmo vest at the rate of 20% per year over five years, beginning one year after the date of grant (January 31, 2004).

PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION

Proposed Amendment

        The Company's Board of Directors recommends that the Company's shareholders approve an amendment to the Company's Articles of Incorporation that would limit the liability of directors to the Company and its shareholders in certain circumstances. If the proposed amendment is approved by the

Company's shareholders, a new ARTICLE TWELFTH would be added to the Company's Articles of Incorporation, which would read as follows:

          TWELFTH: To the fullest extent permitted by The General and Business Law of Missouri, as the same exists or may hereafter be amended, a director of this corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; provided that this Article shall not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in subjective good faith or which involve intentional misconduct or a knowing violation of law, (c) pursuant to section 351.345 of The General and Business Law of Missouri, or (d) for any transaction from which the director derived an improper personal benefit.

Purpose of the Amendment

        Section 351.055(9) of The General and Business Law of Missouri was amended in 2001 to allow Missouri corporations to add a provision to their articles of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in subjective good faith or which involve intentional misconduct or a knowing violation of law, (c) pursuant to section 351.345 of The General and Business Law of Missouri (which section creates personal liability for directors who approve the payment of impermissible dividends) or (d) for any transaction from which the director derived an improper personal benefit. This amendment to the Missouri corporation law was modeled after a similar change to the Delaware corporation law effected a number of years ago. Similar provisions have been added to the corporation laws of virtually all 50 states. The purpose of the Missouri, Delaware and similar state corporation law provisions is to permit the shareholders of a corporation to amend the articles of incorporation to place limits on the liability of directors to the corporation or its shareholders for monetary damages in certain circumstances.

        The proposed amendment to the Company's Articles of Incorporation will not eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Likewise, the proposed amendment, if approved by the shareholders, will not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in subjective good faith or which involve intentional misconduct or a knowing violation of law, (c) for the declaration or payment of an impermissible dividend or (d) for any transaction from which the director derived an improper personal benefit.

        The Delaware provisions were added a number of years ago in response to certain Delaware cases in which directors of Delaware corporations were found to be personally liable for decisions made in good faith, but which, in hindsight, were determined not in the best interests of the Delaware corporation. In order to retain qualified directors on the boards of Delaware corporations, the Delaware corporation law was amended to allow shareholders to amend a corporation's certificate of incorporation to place limits on the monetary liability of directors for certain actions described above with respect to the Missouri law. The Company believes that a similar provision was added to the Missouri corporation law by the Missouri legislature in 2001 in an effort to modernize the Missouri corporation statue and not in response to any particular lawsuits against the directors of a Missouri corporation.

        The Board of Directors believes that the proposed amendment is critical to the ability of the Company to attract and retain qualified independent directors for the Company's Board of Directors. In light of the numerous changes in corporate governance effected by the SEC and Nasdaq in the last several years and in view of the numerous changes made to the corporate governance practices at the Company, the Board believes that it will continue to be important to the Company, its shareholders and the Company's long-term success that the Company be able to attract and retain highly qualified independent directors. The absence of a director exculpation provision in the Company's Articles of Incorporation could impair the Company's ability to attract and retain highly qualified independent directors for the Board.

Board Recommendation

        The Board of Directors believes that, as proposed, the approval of the amendment to the Company's Articles of Incorporation is in the best interests of the shareholders of the Company. Approval of this proposal requires a vote in favor of the 2004 Plan by the holders of a majority of the shares of common stock outstanding on the record date for the Annual Meeting. A copy of the proposed amendment is attached as Exhibit B.

The Board of Directors recommends that shareholders vote FOR the proposal to amend the Company's Articles of Incorporation.

CORPORATE GOVERNANCE

        The Company maintains a corporate website, www.epiqsystems.com. The following corporate policies of the Company and its Board of Directors are available on the Company's website by selecting "SEC Filings and Corporate Governance" under the heading "Investor Relations:"

  •
  Code of Business Conduct and Ethics

  •
  Audit Committee Charter

  •
  Nominating Committee Charter

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

        Shareholders wishing to communicate with the members of the Board of Directors may send correspondence to the Board of Directors, c/o Corporate Secretary, 501 Kansas Avenue, Kansas City, Kansas 66105. It is the Company's intention, unless the volume of communications is prohibitive, to forward all non-frivolous correspondence to the Board of Directors or the appropriate member thereof.

2005 SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders to be held in 2005 must be received by the Secretary of the Company, at EPIQ Systems, Inc., 501 Kansas Avenue, Kansas City, Kansas 66105-1309, no later than January 15, 2005, to be eligible for inclusion in the Company's Proxy Statement and Proxy related to that meeting.

ANNUAL REPORT

        The 2003 Annual Report to Shareholders of the Company, including financial statements for the year ended December 31, 2003, and the Company's Annual Report on Form 10-K is enclosed with this Proxy Statement.

OTHER MATTERS

        The Board of Directors is not aware of any matter that will be presented for action at the Annual Meeting other than the matters set forth herein. If other matters properly come before the meeting, it is intended that the holders of the proxies hereby solicited will vote thereon in accordance with their best judgment.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Tom W. Olofson
                      Chairman and Chief Executive Officer

April     , 2004

EXHIBIT A

EPIQ SYSTEMS, INC.
2004 EQUITY INCENTIVE PLAN

        1.    Purpose.

        This plan shall be known as the EPIQ Systems, Inc. 2004 Equity Incentive Plan (this "Plan"). The purpose of this Plan shall be to promote the long-term growth and profitability of EPIQ Systems, Inc. (the "Company") and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of incentive stock options, non-qualified stock options, stock appreciation rights ("SARs"), either alone or in tandem with options, restricted stock, or any combination of the foregoing may be made under this Plan.

        2.    Definitions.

          (a)   "Board of Directors" and "Board" mean the board of directors of the Company.

          (b)   "Cause", unless otherwise defined in a participant's award grant agreement or in a participant's written employment arrangement with the Company or any of its Subsidiaries in effect on the date of grant (as amended from time to time thereafter), means the occurrence of one or more of the following events:

              (i)  Conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or

             (ii)  Conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; or

            (iii)  Willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company; or

            (iv)  Breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary.

  The definition of Cause set forth in a participant's award grant agreement shall control if such definition is different from the definition of Cause set forth in this Plan.

          (c)   "Change in Control" means the occurrence of one of the following events:

              (i)  if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities; or

             (ii)  during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company's stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

            (iii)  the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company's chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

            (iv)  the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

          (d)   "Code" means the Internal Revenue Code of 1986, as amended.

          (e)   "Committee" means the Compensation Committee of the Board or such other committee that consists solely of two or more members of the Board, each of whom is a "Non-Employee Director" within the meaning of SEC Rule 16b-3 and is an "outside director" within the meaning of Treasury Regulation §1.162-27(e)(3); provided that, if for any reason the Committee shall not have been appointed by the Board to administer this Plan, all authority and duties of the Committee under this Plan shall be vested in and exercised by the Board, and the term "Committee" shall be deemed to mean the Board for all purposes herein.

          (f)    "Common Stock" means the Common Stock, par value $0.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

          (g)   "Competition" is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any Subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiaries.

          (h)   "Disability" means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company long-term disability plan or as otherwise determined by the Committee.

          (i)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (j)    "Family Member" has the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto.

          (k)   "Fair Market Value" of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq National Market) (the "Market") for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Committee; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

          (l)    "Incentive Stock Option" means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

          (m)  "Non-Employee Director" has the meaning given to such term in Rule 16b-3 under the Exchange Act and any successor thereto.

          (n)   "Non-qualified Stock Option" means any stock option other than an Incentive Stock Option.

          (o)   "Retirement" means retirement as defined under any Company pension plan or retirement program or termination of one's employment on retirement with the approval of the Committee.

          (p)   "Subsidiary" means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

        3.    Administration.

        The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer this Plan, in which case the term "Committee" shall be deemed to mean the Board for all purposes herein. Subject to the provisions of this Plan, the Committee shall be authorized to (i) select persons to participate in this Plan, (ii) determine the form and substance of grants made under this Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) certify that the conditions and restrictions applicable to any grant have been met, (iv) modify the terms of grants made under this Plan, (v) interpret this Plan and grants made thereunder, (vi) make any adjustments necessary or desirable in connection with grants made under this Plan to eligible participants located outside the United States and (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out this Plan as it may deem appropriate. Decisions of the Committee on all matters relating to this Plan shall be in the Committee's sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of this Plan and any rules and regulations relating to this Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under this Plan, except for such person's own willful misconduct or as expressly provided by statute.

        The expenses of this Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under this Plan, and rights to the payment of such awards shall be no greater than the rights of the Company's general creditors.

        4.    Shares Available for this Plan.

        Subject to adjustments as provided in Section 14, an aggregate of 3,000,000 shares of Common Stock (the "Shares") may be issued pursuant to this Plan. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any grant under this Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further grants under this Plan unless, in the case of options granted under this Plan, related SARs are exercised.

        Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 16 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

        5.    Participation.

        Participation in this Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in this Plan or in any grant thereunder shall confer any right on a participant to continue in the employ as a director or officer of or in the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any award under this Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board or the Committee.

        Incentive Stock Options, Non-qualified Stock Options, SARs, alone or in tandem with options, restricted stock awards, or any combination thereof may be granted to such persons and for such number of Shares as the Committee shall determine subject to the terms of this Plan (such individuals to whom grants are made being sometimes herein called "optionees" or "grantees"). Determinations made by the Committee under this Plan need not be uniform and may be made selectively among eligible individuals under this Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such participant in that year or subsequent years.

        6.    Incentive and Non-qualified Stock Options and SARs.

        The Committee may from time to time grant to eligible participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its Subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). In any one calendar year, the Committee shall not grant to any one participant Non-qualified Stock Options, Incentive Stock Options or SARs to purchase a number of shares of Common Stock in excess of 10% of the total number of Shares authorized under this Plan pursuant to Section 4. The options granted shall take such written form as the Committee shall determine, subject to the following terms and conditions.

        It is the Company's intent that Non-qualified Stock Options granted under this Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. Each award grant agreement shall specifically indicate whether the option granted is an Incentive Stock Option or a Non-qualified Stock Option. If an Incentive Stock Option granted under this Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under this Plan, provided that such stock option otherwise meets this Plan's requirements for Non-qualified Stock Options.

          (a)    Price.    The price per Share deliverable upon the exercise of each option ("exercise price") shall be established by the Committee and may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

          (b)    Payment.    Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options exercised, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing.

          In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (1) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (2) direction to the grantee's broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

          In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, (A) only a whole number of Share(s) (and not fractional Shares) may be withheld in payment and (B) such grantee must present evidence acceptable to the Company that he or she has owned a number of shares of Common Stock at least equal to the number of Shares to be withheld in payment of the exercise price (and that such owned shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under such option.

          (c)    Terms of Options.    The term during which each option may be exercised shall be determined by the Committee, but no option shall be exercisable in whole or in part more than ten years after the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five years after the date it is granted; in each case unless otherwise permitted by Section 422 of the Code or any successor thereto. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

          (d)    Limitations on Grants.    If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of Shares for which Incentive Stock Options are exercisable for the first time by any one participant during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto) may not exceed $100,000.

          (e)    Termination; Forfeiture.

            (i)    Death or Disability.    If a participant ceases to be a director, officer or employee of the Company and any Subsidiary due to death or Disability, (A) all of the participant's options and SARs that were exercisable on the date of death or Disability shall remain exercisable for, and shall otherwise terminate at the end of, a period of one year from the date of such death or Disability, but in no event after the expiration date of the options or SARs; provided that, in the case of Disability, the participant does not engage in Competition during such one year period unless he or she received written consent to do so from the Board or the Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of death or Disability shall be forfeited immediately upon such death or Disability; provided, however, that such options or SARs may become fully vested and exercisable in the discretion of the Committee. If a participant other than a director, officer or employee of the Company and any Subsidiary ceases to perform services for the Company and any Subsidiary due to death or Disability, the provisions set forth in such participant's award grant agreement shall control. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within 3 months after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under this Plan if required to be so treated under the Code.

            (ii)    Retirement.    If a participant ceases to be a director, officer or employee of the Company and any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant's options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of Retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement; provided, however, that such options or SARs may become fully vested and exercisable in the discretion of the Committee. If a participant other than a director, officer or employee of the Company and any Subsidiary ceases to perform services for the Company and any Subsidiary upon the occurrence of his or her retirement, the provisions set forth in such participant's award grant agreement shall control. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 3 months after Retirement will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under this Plan if required to be so treated under the Code.

            (iii)    Discharge for Cause.    If a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the participant's options and SARs shall expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

            (iv)    Other Termination.    Unless otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant's options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 30 days after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 30-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant's options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation. If a participant other than a director, officer or employee of the Company and any Subsidiary ceases to perform services for the Company and any Subsidiary for any reason other than death, Disability Retirement or Cause, the provisions set forth in such participant's award grant agreement shall control.

            (v)    Change in Control.    If there is a Change in Control of the Company, all of the participant's options and SARs shall become fully vested and exercisable upon such Change in Control and shall remain so until the expiration date of the options or SARs, whether or not the grantee is subsequently terminated.

        7.    Stock Appreciation Rights.

        The Committee shall have the authority to grant SARs under this Plan, either alone or to any optionee in tandem with options (either at the time of grant of the related option or thereafter by amendment to an outstanding option). SARs shall be subject to such terms and conditions as the Committee may specify.

        No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR or, in the case of SARs granted in tandem with options, the exercise price of any options to which the SARs correspond. Prior to the exercise of the SAR and any delivery of the related Shares represented thereby, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

        SARs granted in tandem with options shall be exercisable only when, to the extent and on the conditions that any related option is exercisable. The exercise of an option shall result in an immediate forfeiture of any related SAR to the extent the option is exercised, and the exercise of an SAR shall cause an immediate forfeiture of any related option to the extent the SAR is exercised.

        Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR or, in the case of SARs granted in tandem with options, the exercise price of any option to which the SAR is related, multiplied by the number of Shares as to which the SAR is exercised. The Committee shall decide whether such distribution shall be in cash, in Shares having a Fair Market Value equal to such amount, or in a combination thereof.

        All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with options, any related option, so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR or any related option, as applicable. An SAR granted in tandem with options shall expire at the same time as any related option expires and shall be transferable only when, and under the same conditions as, any related option is transferable.

        8.    Restricted Stock.

        The Committee may at any time and from time to time grant Shares of restricted stock under this Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in the third paragraph of this Section 8), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

        The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under this Plan will be held in escrow by the Company on the participant's behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant's restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

        Unless otherwise determined by the Committee, immediately prior to a Change in Control during any period of restriction, all restrictions on Shares granted to such participant shall lapse. At such time as a participant ceases to be, or in the event a participant does not become, a director, officer or employee of, or otherwise performing services for, the Company or its Subsidiaries for any reason, unless otherwise determined by the Committee, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

        9.    Withholding Taxes.    (a)    Participant Election.    Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 9(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

          (b)    Company Requirement.    The Company may require, as a condition to any grant or exercise under this Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 9(a) or this Section 9(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under this Plan.

        10.    Written Agreement; Vesting.

        Each participant to whom a grant is made under this Plan shall enter into a written agreement with the Company that shall contain such provisions, including, without limitation, vesting requirements, consistent with the provisions of this Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided in Sections 6, 7 and 8, in connection with a Change of Control or certain occurrences of termination, no grant under this Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such grant is made.

        11.    Transferability.

        Unless the Committee determines otherwise, no option, SAR or restricted stock granted under this Plan shall be transferable by a participant other than by will or the laws of descent and distribution or to a participant's Family Member by gift or a qualified domestic relations order as defined by the Code. Unless the Committee determines otherwise, an option or SAR may be exercised only by the optionee or grantee thereof; by his or her Family Member if such person has acquired the option or SAR by gift or qualified domestic relations order; by the executor or administrator of the estate of any of the foregoing or any person to whom the option is transferred by will or the laws of descent and distribution; or by the guardian or legal representative of any of the foregoing; provided that Incentive Stock Options may be exercised by any Family Member, guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan shall in any event continue to apply to any option, SAR or restricted stock granted under this Plan and transferred as permitted by this Section 11, and any transferee of any such option, SAR or restricted stock shall be bound by all provisions of this Plan as and to the same extent as the applicable original grantee.

        12.    Listing, Registration and Qualification.

        If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR or restricted stock is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

        13.    Transfer of Employee.

        The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another, shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

        14.    Adjustments.

        In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares available for issuance under this Plan (including, without limitation, the total number of Shares available for issuance under this Plan pursuant to Section 4), and in the number and kind of options, SARs and Shares covered by grants previously made under this Plan, and in the exercise price of outstanding options and SARs. Any such adjustment shall be final, conclusive and binding for all purposes of this Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company's obligations regarding options, SARs and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

        Without limitation of the foregoing, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control, the Committee may, in its discretion, (i) cancel any or all outstanding options under this Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee's discretion.

        15.    Amendment and Termination of this Plan.

        The Board of Directors or the Committee, without approval of the stockholders, may amend or terminate this Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange or market on which the Common Stock is then listed.

        16.    Amendment or Substitution of Awards under this Plan.

        The terms of any outstanding award under this Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any award or of the date of lapse of restrictions on Shares); provided that, except as otherwise provided in Section 14, no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent, and provided further that the Committee shall not reduce the exercise price of any options or SARs awarded under this Plan without approval of the stockholders of the Company.

        17.    Commencement Date; Termination Date.

        The date of commencement of this Plan shall be June 2, 2004, subject to approval by the shareholders of the Company. Unless previously terminated upon the adoption of a resolution of the Board terminating this Plan, this Plan shall terminate at the close of business on June 1, 2014. No termination of this Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of options or other incentives theretofore granted under this Plan.

        18.    Severability.

        Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

        19.    Governing Law.

        The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

* * *

EXHIBIT B

AMENDMENT TO ARTICLES OF INCORPORATION

        A new Article TWELFTH is proposed to be added to the Corporation's Articles of Incorporation to read in its entirety as follows:

          TWELFTH: To the fullest extent permitted by The General and Business Law of Missouri, as the same exists or may hereafter be amended, a director of this corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; provided that this Article shall not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in subjective good faith or which involve intentional misconduct or a knowing violation of law, (c) pursuant to section 351.345 of The General and Business Law of Missouri, or (d) for any transaction from which the director derived an improper personal benefit.

B-1

EXHIBIT C

AUDIT COMMITTEE CHARTER

EPIQ SYSTEMS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

(Revised October 28, 2003)

Organization

        There will be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee will consist of not less than three directors, all of whom must be independent of management of the Corporation and are free of any relationship (including a prohibited compensatory relationship) that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. All members of the Audit Committee must also qualify as independent under all relevant rules and regulations of the SEC and relevant Nasdaq listing standards.

        All of the members of the Audit Committee must be capable of reading and understanding the Corporation's financial statements. At least one member of the Audit Committee must be an "audit committee financial expert" (as defined in Item 401(h) of SEC Regulation S-K and under Nasdaq listing standards) as determined by the Board of Directors.

Statement of Policy

        The Audit Committee is established to oversee the accounting and financial reporting requirements of the Corporation and the audits of the financial statements of the Corporation. The Audit Committee will act in a manner intended to fulfill their responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting and reporting practices of the Corporation, and to assess the quality and integrity of the financial reports of the Corporation.? In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication among the directors, the independent auditor, the internal auditors (if any) and the financial management of the Corporation.

        While the Audit Committee has the responsibilities and authority set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles or to determine that the Corporation's internal controls are free of material defects. These are the responsibilities of the financial management of the Corporation and the independent auditor. Furthermore, it is not the duty of the Audit Committee to conduct investigations (except as expressly set forth in this Charter), to resolve disagreements, if any, between the financial management of the Corporation and the independent auditor or to assure compliance with laws and regulations or the Corporation's other business conduct guidelines.

Statement of Support

        Appropriate funding, as determined in the sole discretion of the Audit Committee, shall be provided by the Corporation to the Audit Committee, for the purposes of compensating the independent auditors, retaining any other advisors deemed necessary by the Audit Committee, and for providing for any other expenditures of the Committee related to the performance of its duties.

        The officers and employees of the Corporation shall, upon request, meet with the Audit Committee or any advisor to the Audit Committee.

Responsibilities

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions The provisions of this Charter supersede any provisions of the Corporation's Bylaws that conflict with this Charter. The Audit Committee will meet at least four times annually and at such other times as it deems necessary to fulfill its responsibilities. To foster open communications, the Audit Committee should meet periodically with management, the manager of internal audit, if any, and the independent auditor in separate executive sessions to discuss privately any matters of concern of the Audit Committee or any of these groups. The Audit Committee has the following responsibilities or authority:

  Selection & Evaluation of Independent Auditor

  1.
  Select the independent auditor to audit the financial statements of the Corporation (all such references include its divisions and consolidated subsidiaries) and approve all ancillary services provided by and compensation to the independent auditor in accordance with the Audit Committee's separate "Policy Statement for Approval of Audit, Audit-Related, Tax and Other Services Provided by the Independent Auditor."

  2.
  Instruct the independent auditor that it is ultimately accountable to the Audit Committee, as representatives of the shareholders, and as such, the Audit Committee has the ultimate authority and responsibility to select, evaluate, compensate and, where appropriate, replace the independent auditor.

  3.
  Ensure the receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard 1.

  4.
  Discuss with the independent auditor any disclosed relationships or services that may affect the objectivity and independence of the auditor, and take appropriate actions to ensure the independence of the auditor.

  5.
  Meet with the independent auditor and financial management of the Corporation to review the scope of the proposed audit for the current year and the material audit procedures to be utilized.

  Internal Control Procedures

  6.
  Review with the independent auditor and financial management, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of the internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

  7.
  Consult with the independent auditor and financial management regarding when to establish an internal audit function of the Corporation, and thereafter consult with the independent auditor and financial management regarding the independence and authority of the internal audit reporting obligations, the proposed internal audit plans for the coming year and the coordination of those plans with the independent auditor.

  Financial Disclosure & Accounting Principles

  8.
  Instruct financial management and the independent auditor to discuss with the Audit Committee their judgments about the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Corporation.

  9.
  Discuss with the independent auditor and financial management the reasoning for the appropriateness of the accounting principles and disclosure practices adopted by the Corporation with regard to material new transactions or events.

  10.
  Review the independent auditor's communications on management's internal controls and hold timely discussions with the independent auditor and financial management regarding

  •
  all critical accounting policies and practices;

  •
  all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor;

  •
  other material written communications between the independent auditor and management, including management letter and schedule of unadjusted differences; and

  •
  an analysis of the auditors judgment as to the quality of the Corporation's accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

  Financial Statements & SEC Filings

  11.
  Review with financial management and the independent auditor the Corporation's annual financial statements and related footnotes, the independent auditor's audit of the financial statements and related report, any significant changes in the audit plan, any serious difficulties or disputes with management encountered during the course of the audit and any other matters related to the conduct of the audit that are required to be communicated to the Audit Committee under generally accepted auditing standards.

  12.
  Review with financial management and the independent auditor the Corporation's annual report on Form 10-K before it is filed with the SEC and recommend to the Board whether the financial statements of the Corporation should be included in the annual report on Form 10-K.

  13.
  Review with financial management and the independent auditor the Corporation's quarterly report on Form 10-Q before it is filed with the SEC.

  14.
  Review all other filings with the SEC containing the Corporation's financial statements either prior to filing or at the next meeting of the Audit Committee.

  Conflicts of Interest

  15.
  Review and approve all material related party transactions. Material related party transactions are those that are subject to disclosure in accordance with Item 404 of SEC Regulation S-K or Statement of Financial Accounting Standards No. 57, Related Parties Disclosure.

  Confidential Concerns

  16.
  Establish and maintain procedures for the confidential, anonymous submission by Corporation employees of complaints or concerns regarding questionable accounting or auditing matters. Establish and maintain procedures for the receipt, retention and treatment of concerns regarding accounting, internal accounting or auditing matters.

  17.
  Investigate any other matter brought to the Audit Committee's attention within the scope of its duties.

  18.
  Obtain the advice and assistance from outside legal, accounting or other advisors as deemed appropriate to perform its duties and responsibilities under this Charter.

  Other

  19.
  Provide sufficient opportunity for Audit Committee to meet, either collectively or separately, with the independent auditor and financial management without other members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the Corporation's financial, accounting and auditing personnel, and the cooperation that the independent auditor received during the course of the audit.

  20.
  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

  21.
  Review and update the Audit Committee's Charter annually.

  22.
  Perform all other functions as assigned by law, the Corporation's Articles of Incorporation or Bylaws, or the Board of Directors.

  23.
  Prepare a report to the Corporation's shareholders to be included in the Corporation's proxy statement in accordance with SEC rules and regulations.

  * * *

EPIQ SYSTEMS, INC.

ANNUAL MEETING OF SHAREHOLDERS
Wednesday, June 2, 2004
10:00 a.m.

Fairmont Hotel
401 Ward Parkway
Kansas City, Missouri 64112

EPIQ Systems, Inc. 501 Kansas Avenue, Kansas City, Kansas 66105	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 2, 2004.

The undersigned hereby appoints Tom W. Olofson and Christopher E. Olofson, and each of them in the order named, proxies with full power of substitution to vote all shares of Common Stock of EPIQ Systems, Inc. of record in the name of the undersigned at the close of business on April 7, 2004, at the Annual Meeting of Shareholders of EPIQ Systems, Inc. to be held on June 2, 2004, or at any adjournment or adjournments, hereby revoking all former proxies.

BACK

There are three ways to vote your Proxy
Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.	COMPANY #

VOTE BY PHONE—TOLL FREE—1-800-560-1965—QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (CT) on June 1, 2004.
  •
  Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you. If you have not been issued a Social Security Number, the voice will provide you with alternative instructions.

VOTE BY INTERNET—http://www.eproxy.com/epiq/—QUICK *** EASY *** IMMEDIATE

  •
  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (CT) on June 1, 2004.
  •
  Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot. If you have not been issued a Social Security Number, the online instructions will provide you with alternative instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to EPIQ Systems, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1. Election of Directors:	01 Tom W. Olofson	04 Edward M. Connolly, Jr.	☐	Vote FOR	☐	Vote WITHHELD
	02 Christopher E. Olofson	05 James A. Byrnes		all nominees		from all nominees
	03 W. Bryan Satterlee			(except as marked)
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Approval of the 2004 Equity Incentive Plan	☐	FOR	☐	AGAINST	☐	ABSTAIN
3. Approval of the amendment to the Articles of Incorporation	☐	FOR	☐	AGAINST	☐	ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box
Please sign name(s) exactly as shown at left. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be held on June 2, 2004
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS To be held Wednesday, June 2, 2004
SOLICITATION AND REVOCABILITY OF PROXIES
OUTSTANDING VOTING SECURITIES OF THE COMPANY
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
OTHER BOARD INFORMATION
EXECUTIVE COMPENSATION
EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL TO APPROVE THE 2004 EQUITY INCENTIVE PLAN
PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION
CORPORATE GOVERNANCE
SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
2005 SHAREHOLDER PROPOSALS
ANNUAL REPORT
OTHER MATTERS
AMENDMENT TO ARTICLES OF INCORPORATION
AUDIT COMMITTEE CHARTER EPIQ SYSTEMS, INC. AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER (Revised October 28, 2003)